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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 7, 2005

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                        1-12387                      76-0515284
(State or other                   (Commission                (I.R.S. Employer of
jurisdiction of                   File Number)                  Incorporation
 incorporation                                               Identification No.)
or organization)



500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                        60045
  (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 7, 2005, the Board of Directors of Tenneco Inc. voted to award each non-employee director of the company 3,500 shares of restricted common stock. This award is in lieu of the typical annual award to non-employee directors of an option to purchase up to 5,000 shares of common stock. The restricted stock will vest one year after the date of grant, subject to the director's continued service on the Board.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TENNECO INC.


Date: December 9, 2005                        By: /s/ Timothy R. Donovan
                                                  ----------------------------
                                                  Timothy R. Donovan
                                                  Executive Vice President and
                                                  General Counsel